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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                              AMENDMENT No. 1 To

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Original Report (Date of earliest event reported):  April 18, 2001


                   CORNERSTONE  REALTY  INCOME  TRUST,  INC.
             (Exact name of registrant as specified in its charter)

        Virginia                             001-12875                          54-1589139
(State or other jurisdiction                (Commission                      (I.R.S. Employer
    of incorporation)                       File Number)                  Identification Number)

306 East Main Street, Richmond, VA                             23219
(Address of principal executive offices)                     (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)


     Cornerstone Realty Income Trust, Inc. (which is referred to below as Cornerstone or as "we," "us" or "our") hereby amends its Current Report on Form 8-K filed April 26, 2001 as follows:

Item 5.  Other Events

     The pro forma financial statements of Cornerstone Realty Income Trust, Inc. required to be filed under Regulation S-X were filed as part of our Registration Statement on Form S-4 (File No: 333-56024), as amended.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Cornerstone Realty Income Trust, Inc.


                             By:    /s/  Glade M. Knight
                                    -----------------------------
                                    Glade M. Knight, President


                             July 19, 2001